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                                                                   EXHIBIT 10.24

                      TURNKEY HOSPITAL PURCHASE AGREEMENT

1. SELLER

   NEUROTECH DEVELOPMENT CORPORATION, A DELAWARE CORPORATION, LOCATED AT 45 ORCHARD STREET, MANHASSET, NEW YORK, USA, HEREBY REFERRED TO AS THE SELLER.

2. PURCHASOR

   TECHNI-LUBE SINGAPORE PTE LTD, TERRACE WAREHOUSE TW-6, JURONG MARINE BASE, 45 SHIPYARD ROAD, SINGAPORE 628136 WILL HEREBY BE REFERRED TO AS THE PURCHASOR THAT THE PURCHASOR WILL BE THE JOINT OPERATOR OR THE HOSPITAL(S). THE PURCHASOR IS ENTERING INTO THIS AGREEMENT WITH FULL CORPORATE INTENT AND LEGAL RESPONSIBILITY IN ACCORDANCE WITH THE GOVERNING LAWS OF INDONESIA.

3. QUALITY STANDARDS

   THE PURCHASOR WILL MAINTAIN THE QUALITY STANDARDS SET FORTH BY THE SELLER IN THE TRAINING PROGRAM OF THE HOSPITALS NAMED IN THIS AGREEMENT.

4. DESCRIPTION OF HOSPITALS

   "GLOBAL HEALTH ENTERPRISES TURN KEY HOSPITALS" AS PRESENTED IN PUBLICATION TITLED "GLOBAL HEALTH ENTERPRISES INC. TURNKEY HOSPITALS"

   SIZE: HOSPITAL 180,000 SQ. FT. SET UP WITH STATED OCCUPANCY OF 140 BEDS. THE
         NUMBER OF BEDS WILL VARY IN ACCORDANCE WITH LOCAL AREA REQUIREMENTS FOR OUTPATIENT SERVICES.

   HOSPITALS SHALL CONSIST OF:

         PREFABRICATED CONCRETE BUILDINGS
         ALL DIAGNOSTIC AND LABORATORY EQUIPMENT
         OPERATING ROOM EQUIPMENT (4 OPERATING ROOMS)
         ICU ROOM WITH FULL MONITORING EQUIPMENT
         CCU ROOM WITH FULL MONITORING EQUIPMENT
         STERILIZATION LIGHTING FOR AIRBORN BACTERIA
         DELIVERY ROOMS (2)
         LABOR ROOMS (3)
         FULL RADIOLOGY DEPARTMENT
         EMERGENCY ROOM EQUIPMENT
         PHARMACY EQUIPMENT
         ALL PHARMACEUTICALS
         ALL MEDICAL DISPOSABLES
         COMPUTERIZED BILLING AND ACCOUNTING SYSTEMS
         MEDICAL RECORDS SYSTEMS
         WATER TREATMENT SYSTEM
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   CONSTRUCTION STANDARD:         USA
   PHARMACEUTICAL STANDARD:       USA
   EQUIPMENT STANDARD             USA
   HEALTH PRACTICE CODE:          USA

5. SERVICES PROVIDED BY SELLER

   ANCILLARY SERVICES:
        STAFF TRAINING IN USA
        FULL MEDICAL STAFF
        LABORATORY STAFF
        ADMINISTRATIVE STAFF
        SUPPORT SERVICES:   MAINTENANCE SUPERVISOR
                            HOUSEKEEPING SUPERVISORS
                            DIETARY SUPERVISORS

6. WAIVER OF DEPOSIT IN LIEU OF PAYMENT OBLIGATIONS

   THE USUAL REQUIREMENT OF DEPOSIT IS HEREBY WAVED IN ACCORDANCE WITH THE PURCHASOR PROVIDING PAYMENT GUARANTEES FROM AN INTERNATIONALLY RECOGNIZED BANKING INSTITUTION.

7. NON EXCLUSIVITY

   THE HOSPITALS ARE SOLD ON A NON EXCLUSIVE BASIS. THE NAMES "GLOBAL HEALTH" AND "NEUROTECH DEVELOPMENT CORPORATION" CANNOT BE USED IN THE OPERATING NAME OF THE HOSPITAL.

8. CONTRACTUAL ORDER OF PROCEDURES

   UPON EXECUTION OF THIS CONTRACT AND RECEIPT OF THE PAYMENT ORDERS, A GLOBAL HEALTH TECHNICAL TEAM WILL ARRIVE AT SITE, BEGIN PUBLIC HEALTH STUDY, OPERATING STUDY, AND PREPARE FINAL REPORT AND FINAL BUDGETARY PROPOSAL.

   THIS REPORT SHALL CONSIST OF RECOMMENDED FINAL CONFIGURATION AND DRAWINGS FOR EACH HOSPITAL, DEPENDENT ON POPULATION, SERVICE AREA, PUBLIC HEALTH ETC.

   TECHNICAL STAFF ADMINISTRATOR, WILL REMAIN AND BEGIN INTERVIEWS AND SELECTION OF HOSPITAL STAFF WITH PURCHASOR.

9. APPROVALS REQUIRED

   SELLER WILL PROVIDE PURCHASOR WITH FINAL REPORT, BUDGETARY SCHEME, AND PHYSICAL MODEL FOR FINAL APPROVAL.

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10. PAYMENT

    UPON PURCHASORS ACCEPTANCE OF FINAL REPORT AND MODEL, ANY CAPITAL DEFICIENCIES WILL BE ADDED TO THE LAST PAYMENT.

    PAYMENT TERMS BY PURCHASOR ARE AS FOLLOWS:

    PHASE I:  3 HOSPITALS JAKARTA

          (3) HOSPITALS FOR JAKARTA, INDONESIA @ $62,000,000USD EA. PAID BY PAYMENT GUARANTY WITHIN 90 DAYS OF CONTRACT.

              TOTAL: $186,000,000USD

    PHASE II: 1 HOSPITALS BANDUNG

          (1) HOSPITALS FOR BANDUNG, INDONESIA @ $62,000,000USD EA. PAID BY PAYMENT GUARANTY WITHIN 90 DAYS OF CONTRACT.

              TOTAL: $62,000,000USD

    TOTAL "TURNKEY REGIONAL HOSPITAL": $248,000,000USD

11. DELIVERY TIME

    THERE ARE FOUR (4) HOSPITALS IN THIS CONTRACT. ONE (1) HOSPITALS WILL BE DELIVERED AND OPENED IN 14 MONTHS FROM THE COMMENCEMENT DATE, ADDITIONAL HOSPITALS WILL BE DELIVERED WITHIN 18 MONTHS OF THE COMMENCEMENT DATE.

12. TRAINING

    STAFF TRAINING SHALL COMMENCE AT THE BEGINNING OF THE MANUFACTURING PROCESS.

    AIR TRANSPORTATION, ROOM AND BOARD, AND UNIFORMS ARE THE RESPONSIBILITY OF THE SELLER.

    PERSONNEL EXPENSES AND SALARIES ARE THE EXPENSE OF THE PURCHASOR.

    TRAINING SHALL TAKE PLACE AT DESIGNATED LICENSED HOSPITAL FACILITIES. THE AGGREGATE TRAINING TIME IS 5 MONTHS PER CLASS.

    THERE WILL BE THREE CLASSES, EACH TIMED FOR THE DELIVERY OF THE HOSPITAL(S) FOR THAT PERIOD.

13. ADMINISTRATOR

    AN AMERICAN ADMINISTRATOR WILL REMAIN FOR THE FIRST SIX (6) MONTHS OF OPERATION AT THE EXPENSE OF THE SELLER.

14. FINANCING

    FINANCING IS THE RESPONSIBILITY OF THE PURCHASOR.
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15. PURCHASOR PROVIDES

    LAND
    ROAD
    FRESH WATER
    ELECTRICITY
    SEWAGE

16. PRICING

    EACH HOSPITAL IS PRICED AT $62,000,000USD INCLUSIVE OF DELIVERY AND INSTALLATION.

    PRICING MAY VARY IN ACCORDANCE WITH FINAL SPECIFICATIONS AND RECOMMENDATIONS OF TECHNICAL COMMITTEE AND/OR PURCHASOR.

17. ADVOCACY

    THE WORLD COUNCIL OF PEOPLES FOR THE UNITED NATIONS ADVOCATES THIS HUMANITARIAN PROJECT, AND FULLY SUPPORTS ITS IMPLEMENTATION.

18. GOVERNING LAW

    THIS CONTRACT SHALL BE DEEMED VALID AND SUBJECT TO THE LAWS OF INDONESIA.

AGREED THIS: MARCH 2, 1999
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                DATE

SELLER: /s/ LAWRENCE M. ARTZ
       ------------------------------------
       NEUROTECH DEVELOPMENT CORPORATION
       LAWRENCE M. ARTZ, VICE-PRESIDENT

PURCHASOR: /s/ CALVIN V. KING
          ---------------------------------
          TECHNI-LUBE SINGAPORE PTE LTD
          CALVIN V. KING, MANAGING DIRECTOR

DATE: MARCH 2, 1999
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